________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004


                                ZALE CORPORATION
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



    Delaware                    001-04129                    75-0675400
________________________________________________________________________________
 (State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)               Identification No.)
 incorporation)


901 West Walnut Hill Lane, Irving, Texas                    75038-1003
________________________________________________________________________________
(Address of principle executive offices)                    (Zip code)


Registrant's telephone number, including area code:       (972) 580-4000
________________________________________________________________________________


                                 Not Applicable
________________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired
               ___________________________________________

                None.


          (b)  Pro Forma Financial Information
               _______________________________

                None.


          (c)  Exhibits
               ________

               99.1  Press Release of Zale Corporation issued February 17, 2004.


Item 12.   Results of Operations and Financial Condition

     On February 17, 2004, Zale Corporation issued a press release reporting its financial results for its fiscal quarter ended January 31, 2004. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

     The attached press release includes a presentation of earnings and earnings per share, excluding an unusual item, for each of the second quarter and the first six months of fiscal year 2003. Such measures are not measures of financial performance under GAAP and should not be considered as alternatives to net earnings and earnings per share as computed under GAAP for the applicable period. The Company considers net earnings and earnings per share to be the most comparable GAAP measures and has presented reconciling information in the first and third paragraphs of the press release.

     The non-GAAP measures described above exclude a non-cash goodwill impairment charge that the Company incurred in the second quarter of fiscal year 2003. Management uses earnings measures adjusted to exclude the charge as part of its evaluation of the performance of the Company. Further, the Company believes these measures provide useful information to investors because the charge that is excluded relates to an event that resulted in a significant impact during the second quarter of fiscal year 2003 and will recur with unpredictable frequency. Non-cash goodwill impairment charges may occur in the future, as the Company reviews its goodwill each year under SFAS 142; however, such charges will vary in size and frequency.

     The information set forth under this Item 12 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX
                                  _____________




99.1              Press Release of Zale Corporation issued February 17, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




               ZALE  CORPORATION
               __________________
               Registrant




Date:    February 17, 2004                      By: /s/ Cynthia T. Gordon
________________________________________________________________________________
                                                Cynthia T. Gordon
                                                Senior Vice President,
                                                Controller
                                                (principle accounting officer
                                                of the registrant)



















________________________________________________________________________________